SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

Commission file number 1-8777

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	95-1613718

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2027 Harpers Way, Torrance, California	90501

(Address of principal executive officer)	(Zip Code)

Registrant’s telephone number, including area code	(310) 533-0474

INFORMATION TO BE INCLUDED IN REPORT
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN REPORT

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated March 31, 2003.

Item 9. Regulation FD Disclosure

On March 31, 2003, Virco Mfg. Corporation issued a press release reporting its earnings for the fiscal year ended January 31, 2003. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION

Date: March 31, 2003	By:	/S/ Robert A. Virtue

Robert A. Virtue Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated March 31, 2003.

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